                                                       Exhibit 10.6


                        PRECEPT INVESTORS, INC.

                        1996 STOCK OPTION PLAN

                        PRECEPT INVESTORS, INC.

                        1996 STOCK OPTION PLAN



    1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan will be nonqualified stock options and not incentive stock options (as defined in Section 422 of the Code).

    2.  DEFINITIONS. As used herein, the following definitions shall apply;

        (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

        (b) "AFFILIATE" means a company that is a member of a chain of corporations that includes the Company and that is connected through stock ownership with a common Parent but only if (i) the common Parent owns directly at least 50% of the total combined voting power of all classes of the stock in at least one of the other corprations and (ii) at least 50% of the total comibined voting power of all classes of the stock of each corporation is owned directly by one or more of the other corporations.

       (c)  "BOARD" means the Board of Directors of the Company.

       (d)  "CHANGE OF CONTROL" has the meaning given to it Section 12(b).

       (e)  "CODE" means the Internal Revenue Code of 1986, as amended.

       (f) "COMMITTEE" means the Committee or Committees appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan.

       (g) "COMMON STOCK" means the Class A Common Stock, $.01 par value, of the Company.

       (h)  "COMPANY" means Precept Investors, Inc., a Texas corporation.

       (i) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services and any director of the Company whether compensated for such services or not provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

PRECEPT INVESTORS, INC. 1996 STOCK OPTION PLAN             Page 1

       (j) "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or
(iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

       (k) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

       (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

       (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market Value System for the Nasdaq Stock Market ("Nasdaq"), its Fair Market shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such systems or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

            (ii) If the Common Stock is quoted on Nasdaq (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

           (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator based upon the book value of the Company (or such other valuation method as is deemed appropriate by the Administrator).

       (n)  "OPTION" means a stock option granted pursuant to the Plan.

       (o)  "OPTIONED STOCK" means the Common Stock subject to an Option.

       (p) "OPTIONEE" means an Employee or Consultant who is granted an Option pursuant to the Plan.

       (q) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.



PRECEPT INVESTORS, INC. 1996 STOCK OPTION PLAN                Page 2

          (r) "PLAN" means this 1996 Stock Option Plan, as it may be amended from time to time.

          (s) "PRIMARY SUBSIDIARY" means Precept Business Products, Inc., a Delaware corporation and a Subsidiary of the Company.

          (t)  "SECURITIES ACT" means the Securities Act of 1933, as amended.

          (u) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

          (v) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the initial number of Shares which may be optioned and sold under the Plan, including to any individual Optionee, is 1,300,000 shares of Common Stock. The Shares may be authorized but unissued Shares or reacquired Shares held by the Company in its treasury.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.  ADMINISTRATION OF THE PLAN.

         (a)   PROCEDURE.

               (i) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. Except as may be required by subparagraph (iv) below, with respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

               (ii) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.



PRECEPT INVESTORS, INC. 1996 STOCK OPTION PLAN            Page 3

               (iii) ADMINISTRATION WITH RESPECT TO CONSULTANTS AND OTHER EMPLOYEES. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of stock option plans, if any, of Texas corporate and securities laws and of the code (the "Applicable Laws"). Once appointed, such Committee shall continue to service in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

               (iv) ADMINISTRATION TO COMPLY WITH SECTION 16(m) OF THE CODE. If the Company has any class of common equity securities registered under Section 12 of the Exchange Act, with respect to grants of Options each year to the chief executive officer of the Company and the four other Employees of the Company whose total compensation ranks them among the four highest compensated officers for the year thereby triggering a report to the shareholders pursuant to the Exchange Act, each determined as of the last day of each year, the Plan shall be administered by a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of performance-based compensation pursuant to Section 162(m) of the Code. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members of substitution thereof, fill vacancies, however caused, as long as the Committee continues to satisfy the requirements of Section 162(m) of the Code.

         (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

               (ii) to select the officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such Option granted hereunder;

               (v)   to approve forms of agreement for use under the Plan;



PRECEPT INVESTORS, INC. 1996 STOCK OPTION PLAN               Page 4

             (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder (including, but not limited to, the share price, or any vesting acceleration regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion); and

             (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

        (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5. ELIGIBILITY.

        (a) Options may be granted to Employees and Consultants. An Employee or consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

        (b) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with Optionee's right or the Company's right to terminate Optionee's employment or consulting relationship at any time, with or without cause.

     6.  TERM OF PLAN.  The Plan shall continue in effect for a term of ten
(10) years from the original effective date unless sooner terminated under
Section 14 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. The Administrator may provide for the exercise of Options in installments.

     8.  OPTION EXERCISE PRICE AND CONSIDERATION.

         (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be equal to the dollar amount determined by the Administrator.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (i) cash, (ii) check, (iii) promissory note, (iv) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (vi) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or

PRECEPT INVESTORS, INC. 1996 STOCK OPTION PLAN               Page 5
loan proceeds required to pay the exercise price, (vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.    EXERCISE OF OPTION.

           (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                Exercise of an Option is any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

           (b) TERMINATION OF EMPLOYMENT. In the event of termination of Optionee's consulting relationship or Continuous Status as an Employee with the Company, such Optionee may, subject to Section 9(f) below, exercise Options within sixty (60) days (or such other period of time as is determined by the Administrator, with such determination being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), and only to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise an Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled under the Option Agreement within the time specified herein, the Option shall terminate.

           (c)  DISABILITY OF OPTIONEE. Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within one (1) year from the date of such

PRECEPT INVESTORS, INC. 1996 STOCK OPTION PLAN                 Page 6
termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise an Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise an Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d) DEATH OF OPTIONEE. Notwithstanding the provisions of Section 9(b) above, in the event of the death of an Optionee, the Option may be exercised, but only within one (1) year from the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate of by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Option was vested at the date of death. To the extent the Optionee was not entitled to exercise an Option at the date of death, or if the estate or other person who acquired the right to exercise the Option by bequest or inheritance does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e) RULE 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f) TERMINATION FOR CAUSE. Notwithstanding subsections (b), (c) and (d) of this Section 9, any Optionee whose consulting relationship or Continuous Status as an Employee is terminated by the Company for Cause shall forfeit all Options granted under this Plan, whether or not vested. For purposes of this Plan, an Optionee shall be deemed to have been terminated for Cause if the Optionee fails to satisfactorily perform his or her assigned duties or commits an act of gross negligence or willful misconduct, including, but not limited to, a dereliction of duty or the committing of and conviction for a crime involving breach of fiduciary duty to the Company or a Subsidiary, a felony or a crime involving moral turpitude.

     10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercise, during the lifetime of the Optionee, only by the Optionee.

     11. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this Section. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

PRECEPT INVESTORS, INC. 1996 STOCK OPTION PLAN                          PAGE 7

     All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax
Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     12.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

          (a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) In the event the Company shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall be the surviving corporation, the rights and duties of the Optionee and the Company shall not be affected in any manner. If the Company undergoes a Change of Control (as defined herein), then each outstanding Option

PRECEPT INVESTORS, INC. 1996 STOCK OPTION PLAN                          PAGE 8
held by an Optionee, whether or not such Option shall then be exercisable under the terms of the Option Agreement, shall become fully vested and exercisable effective on the day immediately preceding the effective date of the Change of Control (the "Accelerated Vesting Date"). In addition, the Company shall, at its election, (i) reach an agreement with the Purchaser (as defined herein) that the Purchaser will assume the obligations of the Company under each Option (if the Change of Control involves the Company) or under each Option held by an Optionee who is or becomes an Employee or Consultant of the Primary Subsidiary as of the Accelerated Vesting Date (if the Change of Control involves the Primary Subsidiary); (ii) reach an agreement with the Purchaser that the Purchaser will convert each Option (if the Change of Control involves the Company) or each Option help by an Optionee who is or becomes an Employee or Consultant of the Primary Subsidiary as of the Accelerated Vesting Date (if the Change of Control involves the Primary Subsidiary) into an option of at least equal value as to stock of the Purchaser; or (iii) in lieu of any such assumption or conversion, not later than twenty (20) days prior to the effective date of the Change of Control, notify each Optionee (if the Change of Control involves the Company) or each Optionee who is or becomes an Employee or Consultant of the Primary
Subsidiary as of the Accelerated Vesting Date (if the Change of Control involves the Primary Subsidiary) that the vesting and exercisability of each such Optionee's Option is accelerated and afford to each such Optionee a right for fifteen (15) days after the date of such notice to exercise, effective as of the Accelerated Vesting Date, any then unexercised portion of the Option. Within such fifteen (15) day period, each such Optionee may exercise any portion of the Option as the Optionee may desire and deposit with the Company the requisite cash to purchase in full and not in installments the Common Stock thereby exercised (or comply with Section 8(b), if applicable, with respect to exercising the Option by tendering shares of Common Stock in lieu of cash payment for the Optioned Shares being purchased) in which case the Company shall, as of the Accelerated Vesting Date, issue all Common Stock this exercised, which shall be treated as issued stock of the Company for purposes of the Change of Control.

     For purposes of the preceding paragraph, a "Change of Control" shall have occurred if (i) the Company or the Primary Subsidiary sells all or substantially all of its respective assets, (ii) the Company or the Primary Subsidiary is a party to any merger, consolidation or corporate reorganization, as the result of which the Company or the Primary Subsidiary, respectively, is not the surviving corporation, (iii) any other person, entity, or group of persons or entities under common control purchases, or makes a tender or exchange offer for, stock of the Company or the Primary Subsidiary, whereby such other person, entity, or group would own more than 50% of the total combined voting power of all classes of the stock of the Company or the Primary Subsidiary, respectively, or (iv) the Company completes an initial public offering of the Common Stock pursuant to a registration statement filed under the Securities Act. For purposes of the preceding paragraph, such surviving corporation, purchaser or tendering corporation is referred to as the "Purchaser."

      13. TIME OF GRANTINGh OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

PRECEPT INVESTORS, INC. 1996 STOCK OPTION PLAN         Page 9

      14.  AMENDMENT AND TERMINATION OF THE PLAN.

      (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the material rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 162(m) of the Code (or any other applicable law or regulation, including the requirements of Nasdaq or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

      (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

      15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities
Act, the Exchange Act, the Texas Securities Act of 1957, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange of Nasdaq market upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

      16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      17. AGREEMENTS. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

PRECEPT INVESTORS, INC. 1996 STOCK OPTION PLAN                    Page 10

                           PRECEPT INVESTORS, INC.

                  NOTICE OF NONQUALIFIED STOCK OPTION GRANT TO

                            -----------------------

     You have been granted a nonqualified stock option to purchase Class A Common Stock, $.01 par value, of Precept Investors, Inc., a Texas corporation (the "Company") as follows:


          Option Number                _____________________

          Date of Grant                _____________________

          Number of Shares             _____________________

          Exercise Price Per Share     $____________________

          Term/Expiration Date:        10 years from Date of Grant

          Vesting Schedule:            20% as of each anniversary of the Date
                                       of Grant



PRECEPT INVESTORS, INC. 1996 STOCK OPTION PLAN                  Page 11

                                      EXHIBIT B
                               PRECEPT INVESTORS, INC.

                         NONQUALIFIED STOCK OPTION AGREEMENT


     1. GRANT OF OPTION. Precept Investors, Inc., a Texas corporation (the "Company"), hereby grants to ___________________(the "Optionee"), a nonqualified stock option (the "Option") to purchase from the Company a total of __________ shares (the "Shares") of Class A Common Stock, $.01 par value of the Company (the "Common Stock"), at an exercise price per share of $.20 (the "Exercise Price"), subject to the terms, definitions and provisions of the Precept Investors, Inc. 1996 Stock Option Plan (the "Plan"), adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Nonqualified Stock Option Agreement ("Agreement").

     This Option is not intended to constitute an incentive stock option within the meaning of Section 422 of the Code.

     2. TIME OF EXERCISE. Except only as specifically provided elsewhere in this Agreement, this Option is exercisable up to 100% of the total optioned shares at any time after the date of grant. The percentage exercisable shall be equal to 20% of the total optioned shares for each year of service (for a maximum of 100% in the event of 5 years of prior service) as an employee or consultant of the Company and its predecessor prior to the date of grant.

     3. SHAREHOLDER'S AGREEMENT; OPTIONEE'S REPRESENTATIONS As a condition precedent to the issuance of the Shares pursuant to the terms of this Option, the Optionee, or his guardian or personal representative must execute a Shareholder's Agreement in the form of Exhibit "A" attached hereto and made a part hereof and comply with the terms thereof and hereby agree to comply with all of the terms of such agreement. If the Shares have not been registered under the Securities Act of 1933, as amended ("Securities Act"), at the time this Option is exercised, the Shareholder's Agreement shall include the Optionee's investment representations included in

Exhibit "A". Concurrent with the issuance of such Shares, the Optionee, his personal representative, or his guardian shall execute such Shareholder's Agreement and deliver such executed agreement to the Company. Thereafter, the Board shall promptly cause the officers of the Company to execute the Shareholder's Agreement on behalf of the Company. The Shareholder's Agreement attached as Exhibit "A" may be modified upon agreement of the Company and the Optionee, but either party may require the other to execute the form of agreement attached to this Agreement. Notwithstanding the foregoing, if at the time of such issuance the Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended, execution and delivery of the Shareholder's Agreement shall not be required.

     4. EXERCISE OF OPTION. The exercise of this Option shall entitle the Optionee to purchase shares of Common Stock of the Company. If requested by the Optionee and approved by the Company, the Optionee may exercise this Option or any portion thereof by tendering Shares of Common Stock, in lieu of cash payment for the Option Shares being purchased, with the number of Shares tendered to be determined by the Fair Market Value per Share of the Common Stock on the date of exercise, as determined by the Company.

     5. SUBJECT TO PLAN. This Option and the grant and exercise thereof are subject to the terms and conditions of the Plan, which is incorporated herein by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, this Option is subject to any rules and regulations promulgated pursuant to the Plan, now or hereafter in effect.

     6.   TERM.  This Option will terminate at the first of the following:

     (a)  5 p.m. on January 2, 2007.

     (b) 5 p.m. on the date one year following the date the Optionee's employment or service as a consultant with the Company and its Subsidiaries terminates by reason of the Optionee's death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended).

     (c) 5 p.m. on the date the Optionee's employment or service as a consultant with the Company and its Subsidiaries terminates for failing to satisfactorily perform his assigned duties, for committing an act of gross negligence or willful misconduct, including, but not limited to, a dereliction of duty or for committing and being convicted for a crime involving breach of fiduciary duty to the Company or a Subsidiary, a felony or a crime involving moral turpitude (hereinafter collectively referred to as "cause").

     (d) 5 p.m. on the date three months following the date the Optionee's employment or service as a consultant with the Company and its Subsidiaries terminates for any reason whatsoever other than death, disability or cause.

     7. WHO MAY EXERCISE. During the lifetime of the Optionee, this Option may be exercised only by the Optionee. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) prior to the termination date specified in Section 6 hereof without having exercised the Option as to all of the Shares covered hereby, the Option may be exercised to the extent the Optionee could have exercised the Option on the date of his death or disability at any time prior to the earlier of the dates specified in Section 6(a) and (b) hereof by (i) the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the Optionee in the event of the Optionee's death, or (ii) the Optionee or his personal representative in the event of the Optionee's disability, subject to the other terms of this Agreement, the Plan and applicable laws, rules and regulations. For purposes of this Agreement, the Company shall determine the date of disability of the Optionee.

     8.   RESTRICTIONS ON EXERCISE.  This Option:

     (a) may be exercised only with respect to full shares and no fractional share of stock shall be issued;

     (b) may not be exercised in whole or in part and no cash or certificates representing shares subject to such Option shall be delivered, if any requisite approval or consent of any government authority of any kind having jurisdiction over the exercise of options shall not have been secured; and

     (c) may be exercised only if at all times during the period beginning with the date of the granting of the Option and ending on the date three months prior to the date of exercise the Optionee was an employee of or a consultant to either the Company or a Subsidiary of the Company; provided, if the Optionee's continuous employment or service as a consultant is terminated by (i) cause, the Option will terminate as provided in Section 6(c), (ii) disability, the Option may be exercised in accordance with Section 7, or (iii) death, or if the Optionee dies within said three-month period, the Option may be exercised in accordance with Section 7.

     9. MANNER OF EXERCISE. Subject to such administrative regulations as the Administrator may from time to time adopt, the Optionee or beneficiary shall, in order to exercise this Option:

     (a) give written notice to the Company, in the form of Exhibit "B" attached hereto, of the Exercise Price and the number of Shares which he will purchase and furnish an undertaking to make payment of such exercise price in United States dollars before issuance of such shares; or

     (b) give written notice to the Company, if he desires to tender other shares of Common Stock in exchange for Option Shares, of the number of shares for which he is requesting approval from the Company for a stock tender.

     Any notice shall include an undertaking to furnish or execute such documents as the Company in its discretion shall deem necessary (i) to evidence such exercise, in whole or in part, of the Option evidenced by this Agreement, (ii) to determine whether registration is then required under the Securities Act, or any other law, as then in effect, and (iii) to comply with or satisfy the requirements of the Securities Act, or any other law, as then in effect.

     In addition, if an exercise under paragraph (b) is requested, the notice shall include an undertaking to tender to the Company (i) promptly after receipt of denial by the Company of the paragraph (b) request, full payment in United States dollars of the Option Exercise Price for the Shares of stock being purchased hereunder or (ii) receipt of approval by the Company of exercise of this Option or portion hereof by payment of Common Stock, full payment in Common Stock in exchange for Shares being purchased hereunder.

     In addition, the Optionee shall tender payment of the amount as may be requested pursuant to Section 16 by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of this Option.

     The Company shall notify the Optionee or beneficiary in writing, within fifteen (15) days after the date of exercise, whether the Company approves the exchange of Common Stock for Option stock being purchased. The Company must receive full payment in United States dollars or the appropriate number of shares of Common Stock, whichever applies, of the Option Exercise Price within seven (7) days after the date of the Company's notice, unless the Company extends the time of payment.

     10. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11. RIGHTS OF SHAREHOLDER. The Optionee will have no rights as a shareholder with respect to any Shares covered by this Option until the issuance of a certificate or certificates to the Optionee for the Shares. Except as otherwise provided in Section 12 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

     12. CAPITAL ADJUSTMENTS; ANTIDILUTION. The number of Shares of Common Stock covered by this Option, and the Option Exercise Price thereof, shall be subject to such adjustment as the Board deems appropriate to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company.

     In the event the Company shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall be the surviving corporation, the rights and duties of the Optionee and the Company shall not be affected in any manner. If the Company undergoes a Change of Control, then this Option, whether or not then exercisable pursuant to
Section 2 hereof, shall become fully vested and exercisable effective as of the day

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

immediately preceding the effective date of the Change of Control (the "Accelerated Vesting Date"). In addition, if the Change of Control involves the Company or if the Change of Control involves the Primary Subsidiary and the Optionee is or becomes an Employee or Consultant of the Primary Subsidiary as of the Accelerated Vesting Date, the Company shall, at its election, (i) reach an agreement with the Purchaser (as defined herein) that the Purchaser will assume the obligations of the Company under this Option;
(ii) reach an agreement with the Purchaser that the Purchaser will convert this Option into an option of at least equal value as to stock of the Purchaser; or (iii) in lieu of any such assumption or conversion, not later than twenty (20) days prior to the effective date of the Change of Control, notify the Optionee that the vesting and exercisability of this Option is accelerated and afford to the Optionee a right for fifteen (15) days after the date of such notice to exercise, effective as of the Accelerated Vesting Date, any then unexercised portion of the Option. Within such fifteen (15) day period, the Optionee may exercise any portion of this Option as he may desire and deposit with the Company the requisite cash to purchase in full and not in installments the Common Stock thereby exercised (or comply with Section 9 with respect to exercising the Option by tendering shares of Common Stock in lieu of cash payment for the Option Shares being purchased) in which case the Company shall, as of the Accelerated Vesting Date, issue all Common Stock thus exercised, which shall be treated as issued stock of the Company for purposes of the Change of Control.

     13.  OPTIONEE'S ACKNOWLEDGEMENTS.

          (a) OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY OR ANY SUBSIDIARY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S OR A SUBSIDIARY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

          (b) Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the terms and provisions thereof, and, by Optionee's execution of this Agreement, accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan.

     14. LAW GOVERNING. This Agreement is intended to be performed in the State of Texas and shall be construed and enforced in accordance with and governed by the laws of such State.

     15.  DATE OF GRANT.  The date of grant of this Option is January 2, 1997.

     16. WITHHOLDING. It shall be a condition to the obligation of the Company to issue or transfer Shares of stock upon exercise of this Option that the Optionee pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of this Option. If the amount requested is not paid, the Company may refuse to issue or transfer Shares of stock upon exercise of this Option.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Optionee, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 15 hereof.

                                             PRECEPT INVESTORS, INC.

                                             By: _____________________________

                                             Title: __________________________

                                             OPTIONEE:

                                             _________________________________
                                             Signature

                                             _________________________________
                                             Printed or typed name

                                             Date: ___________________________

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

                                    EXHIBIT B

                                 EXERCISE NOTICE

Precept Investors, Inc.
1909 Woodall Rodgers Freeway, Suite 500
Dallas, Texas  75201
Attention:  Corporate Secretary

     Effective as of the exercise date set forth below, the undersigned ("Optionee") hereby elects to exercise Optionee's option ("Option") to purchase the indicated number of shares ("Shares") of the Class A Common Stock, $.01 par value ("Common Stock"), of Precept Investors, Inc., a Texas corporation (the "Company"), under and pursuant to the Precept Investors, Inc. 1996 Stock Option Plan ("Plan") and the Nonqualified Stock Option Agreement described below ("Option Agreement"). Optionee acknowledges that Optionee has read and understands the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     Date of Option Agreement:         _____________________________

     Exercise Date:                    _____________________________

     Number of Shares to be Purchased: _____________________________

     Exercise Price Per Share:         _____________________________

     Total Exercise Price:             _____________________________
     (Number of Shares to be Purchased x Exercise Price Per Share)

     Method of Payment: / /  in cash            / /  by check
     (check one)        / /  by wire transfer   / /  in Common Stock (subject to
                                                     prior approval)

     Optionee herewith delivers payment to the Company in an amount equal to the "Total Exercise Price" set forth above in the method indicated above.

     Optionee understands and acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended ("Securities Act"), and, notwithstanding any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act, all applicable state securities laws, and all applicable requirements of any stock exchange or over the counter market on which the Company's Common Stock may be listed or traded at the time of exercise and transfer. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

     Optionee acknowledges that Optionee has read and understands the form of Shareholder's Agreement attached to the Option Agreement, including without limitation the investment representations set forth therein, and has executed, and is tendering to the Company with this Exercise Notice, a Shareholder's Agreement in such form with respect to the Shares.

     Optionee hereby undertakes to execute such further instruments and to take such further action as may be reasonably necessary to complete the exercise of the Option and permit the issuance of the Shares by the Company in accordance with the Option Agreement.

_____________________________                  _____________________________
(Printed name of Optionee)                     (Signature)

_____________________________
(Address)

_____________________________